UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

THE PEP BOYS – MANNY, MOE & JACK

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-03381	23-0962915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3111 W. Allegheny Ave., Philadelphia, Pennsylvania 19132

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 215-430-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on October 26, 2015, The Pep Boys – Manny, Moe & Jack, a Pennsylvania corporation (the “Company”), Bridgestone Retail Operations, LLC, a Delaware limited liability company (“Bridgestone”), and TAJ Acquisition Co., a Pennsylvania corporation and wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (as amended by the Amendment to the Agreement and Plan of Merger, dated as of December 11, 2015, the “Bridgestone Agreement”).

On December 23, 2015, in furtherance of the proposal disclosed in the previously announced December 18, 2015 letter from Icahn Enterprises L.P. (“Icahn Enterprises”) to the Company, together with a proposed definitive agreement and plan of merger delivered by Icahn Enterprises on December 20, 2015 with respect to such proposal (collectively, the “December 20 Icahn Proposal”), Carl C. Icahn, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. (collectively, the “Reporting Persons”) filed an amendment to their previously filed Schedule 13D (the “13D Amendment”) with the SEC disclosing, among other things:

“On December 22, 2015, Icahn Enterprises: (i) amended its previous proposal to acquire all of the outstanding Shares to provide that Icahn Enterprises will pay the greater of (A) $16.50 per Share and (B) $0.10 more per Share than any increased bona fide bid for the Issuer offered by Bridgestone Retail Operations, LLC (“Bridgestone”), up to a maximum of $18.10 per Share; (ii) delivered to the Issuer a merger agreement executed by Icahn Enterprises Holdings (the “Icahn Agreement”), in substantially the same form as the Agreement and Plan of Merger, dated as of October 26, 2015, by and among the Issuer, Bridgestone and TAJ Acquisition Co. (as amended through December 11, 2015, the “Bridgestone Agreement”), pursuant to which, if executed by the Issuer at or prior to 8:00 p.m., New York City time, on December 24, 2015, an affiliate of the Reporting Persons will, subject to the terms and conditions thereof, acquire 100% of the Issuer’s outstanding Shares for a price per Share to be determined in accordance with the foregoing mechanism (the “Amended Icahn Proposal”); (iii) informed the Issuer that the Amended Icahn Proposal will not apply in the event that the Issuer accepts any offer from Bridgestone that would result in Bridgestone being entitled to receive a termination fee that is in excess of that set forth in the Bridgestone Agreement; and (iv) was informed by the Issuer that, in accordance with Section 8.3 of the Bridgestone Agreement, (A) the Issuer’s board of directors had determined that the Amended Icahn Proposal continued to constitute a Superior Proposal (as defined in the Bridgestone Agreement) and (B) the Issuer had provided a Company Notice (as defined in the Bridgestone Agreement) to Bridgestone of the Issuer’s intention to effect a Change of Recommendation (as defined in the Bridgestone Agreement) in response to the Amended Icahn Proposal and terminate the Bridgestone Agreement to enter into the Icahn Agreement, at or after 5:00 p.m., New York City time, on December 24, 2015.

The Reporting Persons believe that unless Bridgestone agrees to a transaction prior to 8:00 p.m., New York City time, on December 24, 2015 that is superior to the transaction contemplated by the Icahn Agreement, the Issuer will terminate the Bridgestone Agreement and execute the Icahn Agreement.”

On December 23, 2015, the Company issued a press release announcing that on December 22, 2015 the board of directors of the Company (the “Board”) determined, after consultation with the Company’s outside counsel and financial advisor, that the proposed revision to the December 20 Icahn Proposal delivered by Icahn Enterprises L.P. on December 22, 2015 and disclosed in the 13D Amendment (the “Revised Icahn Proposal”) continues to constitute a Superior Proposal (as defined in the Bridgestone Agreement). The press release also stated, among other things, that the Company delivered a new Company Notice (as defined in the Bridgestone Agreement) on December 22, 2015 to Bridgestone notifying Bridgestone of the Board’s determination and intention to, at or after 5:00 p.m., New York City time, on Thursday, December 24, 2015, effect a Change of Recommendation (as defined in the Bridgestone Agreement) in response to the Revised Icahn Proposal and terminate the Bridgestone Agreement to enter into a definitive agreement with respect to the Revised Icahn Proposal. Until such time, Bridgestone has the right to propose changes to the terms of the Bridgestone Agreement to the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Board has not changed its recommendation with respect to the transactions contemplated by the Bridgestone Agreement, nor has the Board made any recommendation with respect to the Revised Icahn Proposal.

Notice to Investors

This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. This communication is for informational purposes only. The tender offer transaction among the Company, Parent and Merger Sub is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase dated November 16, 2015 (the “Offer to Purchase”), the Amendment and Supplement to the Offer to Purchase dated December 14, 2015 (the “OTP Supplement”), a related Letter of Transmittal and other offer materials) filed by Parent and Merger Sub with the U.S. Securities and Exchange Commission (“SEC”) on November 16, 2015, as amended from time to time. In addition, on November 16, 2015, Pep Boys filed a Solicitation/Recommendation statement on Schedule 14D-9 with the SEC, as amended from time to time, related to the tender offer. Prior to making any decision regarding the tender offer, Pep Boys shareholders are strongly advised to read the Schedule TO (including the Offer to Purchase, the OTP Supplement, a related Letter of Transmittal and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9. Pep Boys shareholders are able to obtain the Schedule TO (including the Offer to Purchase, the OTP Supplement, a related Letter of Transmittal and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9 at no charge on the SEC’s website at www.sec.gov. In addition, Schedule TO (including the Offer to Purchase, the OTP Supplement, a related Letter of Transmittal and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9 may be obtained free of charge from D.F. King & Co., Inc., the Information Agent for the tender offer, Telephone Number (866) 620-2536, or by directing a request to Pep Boys, Attention: Brian Zuckerman, 3111 West Allegheny Avenue, Philadelphia, PA 19132, Telephone Number (215) 430-9169.

Forward-Looking Statements

Statements in this document may contain, in addition to historical information, certain forward-looking statements. Some of these forward-looking statements may contain words like “believe,” “may,” “could,” “would,” “might,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or they may use future dates. Forward-looking statements in this document include without limitation statements regarding the planned completion of the Offer and the Merger. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, statements regarding the expected timing of the completion of the transaction; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended January 31, 2015 and subsequent quarterly reports on Form 10-Q, as well as the Schedule TO (including the Offer to Purchase, the OTP Supplement, a related Letter of Transmittal and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release issued by The Pep Boys – Manny, Moe & Jack on December 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pep Boys – Manny, Moe & Jack
(Registrant)

	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
SVP - General Counsel & Secretary

Dated: December 23, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by The Pep Boys – Manny, Moe & Jack on December 23, 2015.